U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 30, 2004


                      TECHNICAL COMMUNICATIONS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       Massachusetts                    0-8588                   04-2295040
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


   100 Domino Drive, Concord, Massachusetts                         01742
----------------------------------------------                ------------------
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (978) 287-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.     Financial Statements and Exhibits.

            a.  Financial statements of businesses acquired. Not applicable.

            b.  Pro forma financial information. Not applicable.

            c.  Exhibits. The following exhibit is furnished pursuant to Item 12 hereof, and the information contained in this report and such exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

                Exhibit No.                        Title
                -----------                        -----

                  99.1                    Press Release dated April 30, 2004

            Item 12.    Results of Operations and Financial Condition.

            On April 30, 2004, Technical Communications Corporation announced its financial results for the second quarter of fiscal year 2004. A copy of the press release dated April 30, 2004 describing such results is attached as Exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Technical Communications Corporation



Dated:  April 30, 2004                 By:    /s/ Carl H. Guild, Jr.
                                           --------------------------------
                                           Carl H. Guild, Jr.
                                           President and Chief Executive Officer